Exhibit 10.1

THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT

          THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”), dated as of March 11, 2004, among AMETEK, INC. (the “Borrower”), the lending institutions party to the Credit Agreement referred to below (the “Banks”), PNC BANK, NATIONAL ASSOCIATION, SUNTRUST BANK, FLEET NATIONAL BANK and WACHOVIA BANK, N.A. (f/k/a First Union National Bank), as Syndication Agents (the “Syndication Agents”), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

WITNESSETH:

          WHEREAS, the Borrower, the Banks, the Syndication Agents and the Administrative Agent are parties to a Credit Agreement, dated as of September 17, 2001 (as amended, modified and supplemented prior to the date hereof, the “Credit Agreement”); and

          WHEREAS, the Borrower has requested a waiver to the Credit Agreement as described herein; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement, and the Banks wish to grant a waiver of specified provisions of the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.	Amendments and Waiver.

          1. The Banks hereby waive (which waiver shall be effective retroactively to September 17, 2003) any Event of Default arising under Section 9.03 of the Credit Agreement as a result of the Borrower’s failure to comply with Section 8.03(r) of the Credit Agreement as a result of the Borrower entering into the Note Purchase Agreement.

          2. Section 8.10 of the Credit Agreement is hereby amended by deleting the text “0.80:1.0” appearing in said Section and inserting the text “0.70:1.0” in lieu thereof.

          3. Section 8 of the Credit Agreement is hereby further amended by inserting the following new Section 8.15 at the end of said Section:

“8.15 Note Purchase Agreement. The Borrower shall at all times comply with all terms and conditions (including without limitation, all covenants) contained in the Note Purchase Agreement.”

          4. Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Note Purchase Agreement” shall mean the Note Purchase Agreement, dated as of September 17, 2003, among the Borrower and Metropolitan Life Insurance Company, as in effect on the Third Amendment Effective Date.

“Third Amendment” shall mean the Third Amendment and Waiver to this Agreement, dated as of March 11, 2004.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

II.	Miscellaneous.

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists on the Third Amendment Effective Date, after giving effect thereto; and

          (b) on and as of the Third Amendment Effective Date, all representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects, both before and after giving effect to this Amendment.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when (i) the Borrower, the Administrative Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) the Borrower shall have paid to the Administrative Agent and the Banks all fees, costs and expenses (including legal fees and expenses) payable to the Administrative Agent and the Banks to the extent then due;

          6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

* * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMETEK, INC.
By:	/s/ Deirdre Saunders
Title: Vice President and Treasurer

JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), Individually and as Administrative Agent

By:	/s/ Randolph Cates
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, Individually and as a Syndication Agent

By:	/s/ Denise Killen
Title: Vice President

FLEET NATIONAL BANK, Individually and as a Syndication Agent

By:	/s/ Michael Ziegler
Title: Senior Vice President

SUNTRUST BANK, Individually and as a Syndication Agent

By:	/s/ Stephen Derby
Title: Director

WACHOVIA BANK, N.A. (f/k/a First Union National Bank), Individually and as a Syndication Agent

By:	/s/ Sarah T. Warren

THE BANK OF NEW YORK
By:	/s/ David S. Csatari
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA
By:	/s/ Megan Soltys
Title: Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Suzannah Harris
Title: Assistant Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Theodore Oswald
Title: Vice President

BANCA INTESA
By:	/s/ Anthony Grobbi
Title: FVP

By:	/s/ S. Landgraf
Title: Vice President

COMERICA BANK
By:	/s/ Richard Hampson
Title: Vice President